================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF FEBRUARY 1, 1997, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1997-NC1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                        333-14225              13-3439681
----------------------------        -----------          ----------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

         Seven World Trade Center
         New York, New York                                           10048
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------


================================================================================

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On February 27, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-NC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer") and First Trust National Association as trustee (the "Trustee"). The Certificates consist of four classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates" the "Class CE Certificates", the "Class R-I Certificates" and the "Class R-II Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, oneto four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $99,119,536 as of February 1, 1997 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 25, 1997 (the "Mortgage Loan Purchase Agreement") between the Depositor and New Century. The Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated February 25, 1997 between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                           Initial Certificate
        Class              Principal Balance          Pass-through Rate
        -----              -----------------          -----------------
          A                  $96,126,000.00              Variable
         CE                  $ 2,973,335.80              Variable
         R-I                 $       100.00              Variable
        R-II                 $       100.00              Variable

                  The Certificates, other than the Class CE Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 25, 1997, and the Prospectus Supplement, dated February 25, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



         Exhibit No.                            Description
         -----------                            -----------

             4.1 Pooling and Servicing Agreement, dated as of February 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and First Trust National Association as Trustee, relating to the Series 1997-NC1 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 27, 1997

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:      /s/ Vincent J. Varca
                                      ----------------------------
                                   Name:    Vincent J. Varca
                                   Title:   Assistant Vice President

                                INDEX TO EXHIBITS



                                                                   Sequentially
Exhibit No.          Description                                   Numbered Page
-----------          -----------                                   -------------

    4.1          Pooling and Servicing Agreement, dated as of             7
                 February 1, 1997, by and among Salomon
                 Brothers Mortgage Securities VII, Inc. as
                 Depositor, New Century Mortgage
                 Corporation as Master Servicer and First Trust
                 National Association as Trustee, relating to the Series 1997-NC1 Certificates.